Exhibit 99.1

July 25, 2024 CARPENTER TECHNOLOGY CORPORATION 4th Quarter Fiscal Year 2024 Earnings Call

Cautionary Statement Forward-looking statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Act of 1995. These forward-looking statements are subject to risks and uncertainties that could cause actual results to differ from those projected, anticipated or implied. The most significant of these uncertainties are described in Carpenter Technology’s filings with the Securities and Exchange Commission, including its report on Form 10-K for the fiscal year ended June 30, 2023, Form 10-Q for the fiscal quarters ended September 30, 2023, December 31, 2023, and March 31, 2024, and the exhibits attached to such filings. They include but are not limited to: (1) the cyclical nature of the specialty materials business and certain end-use markets, including aerospace, defense, medical, transportation, energy, industrial and consumer, or other influences on Carpenter Technology’s business such as new competitors, the consolidation of competitors, customers, and suppliers or the transfer of manufacturing capacity from the United States to foreign countries; (2) the ability of Carpenter Technology to achieve cash generation, growth, earnings, profitability, operating income, cost savings and reductions, qualifications, productivity improvements or process changes; (3) the ability to recoup increases in the cost of energy, raw materials, freight or other factors; (4) domestic and foreign excess manufacturing capacity for certain metals; (5) fluctuations in currency exchange and interest rates; (6) the effect of government trade actions; (7) the valuation of the assets and liabilities in Carpenter Technology’s pension trusts and the accounting for pension plans; (8) possible labor disputes or work stoppages; (9) the potential that our customers may substitute alternate materials or adopt different manufacturing practices that replace or limit the suitability of our products; (10) the ability to successfully acquire and integrate acquisitions; (11) the availability of credit facilities to Carpenter Technology, its customers or other members of the supply chain; (12) the ability to obtain energy or raw materials, especially from suppliers located in countries that may be subject to unstable political or economic conditions; (13) Carpenter Technology’s manufacturing processes are dependent upon highly specialized equipment located primarily in facilities in Reading and Latrobe, Pennsylvania and Athens, Alabama for which there may be limited alternatives if there are significant equipment failures or a catastrophic event; (14) the ability to hire and retain a qualified workforce and key personnel, including members of the executive management team, management, metallurgists and other skilled personnel; (15) fluctuations in oil and gas prices and production; (16) the impact of potential cyber attacks and information technology or data security breaches; (17) the ability of suppliers to meet obligations due to supply chain disruptions or otherwise; (18) the ability to meet increased demand, production targets or commitments; (19) the ability to manage the impacts of natural disasters, climate change, pandemics and outbreaks of contagious diseases and other adverse public health developments; and (20) geopolitical, economic, and regulatory risks relating to our global business, including geopolitical and diplomatic tensions, instabilities and conflicts, such as the war in Ukraine, the war between Israel and HAMAS, and Houthi attacks on commercial shipping vessels and other naval vessels as well as compliance with U.S. and foreign trade and tax laws, sanctions, embargoes and other regulations. Any of these factors could have an adverse and/or fluctuating effect on Carpenter Technology’s results of operations. The forward-looking statements in this document are intended to be subject to the safe harbor protection provided by Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended. We caution you not to place undue reliance on forward-looking statements, which speak only as of the date of this presentation or as of the dates otherwise indicated in such forward-looking statements. Carpenter Technology undertakes no obligation to update or revise any forward-looking statements. Non-GAAP and other financial measures Financial information included in this presentation is unaudited. Some of the information included in this presentation is derived from Carpenter Technology’s consolidated financial information but is not presented in Carpenter Technology’s financial statements prepared in accordance with U.S. Generally Accepted Accounting Principles (GAAP). Certain of these data are considered “non-GAAP financial measures” under SEC rules. These non-GAAP financial measures supplement our GAAP disclosures and should not be considered an alternative to the GAAP measure. Reconciliations to the most directly comparable GAAP financial measures and management’s rationale for the use of the non-GAAP financial measures can be found in the Appendix to this presentation. © 2024 CRS Holdings, LLC. All rights reserved. 2

4th QUARTER FISCAL YEAR 2024 Tony Thene | President and Chief Executive Officer

Safety is Our Highest Value Total case incident rate 3.3 2.1 2.2 2.0 1.7 1.8 1.2 1.3 1.1 1.0 0.6 FY14 FY15 FY16 FY17 FY18 FY19 FY20 FY21 FY22 FY23 FY24 © 2024 CRS Holdings, LLC. All rights reserved. 4

Performance: Beat Q4 FY24 Guidance with Record Quarter; Completed Record Fiscal Year

Beat Q4 FY24 operating income guidance

Adjusted Operating Income* ($M)



39%
90
110-115
125
Q3 FY24 Actual
Q4 FY24 Previous Guidance
Q4 FY24 Actual

Accelerated cash generation and margin expansion

Generated $142.4 million in adjusted free cash flow*

- $169.5 million cash from operations
- $179.0 million in adjusted free cash flow* in FY24

SAO segment achieved 25.2% Q4 adjusted operating margin*

- Up sequentially from 21.4%
- Expansion with higher productivity, improving mix and pricing actions

Record $354.1 million in adjusted operating income* in FY24

Adjusted Operating Income* ($M)



166%
133
339-342
354
FY23 Actual
FY24 Previous Guidance
FY24 Actual

CARPENTER TECHNOLOGY

© 2024 CRS Holdings, LLC. All rights reserved.

*Detailed schedule included in Non-GAAP Schedules in Appendix.

5

Fourth Quarter Fiscal Year 2024 Net Sales Q4-24 NET SALES EX. % NET SALES EX. Optimizing mix for profitability in strong demand environment MARKET VS. Q3-24 SURCHARGE ($M)* SURCHARGE • Sales up 15% sequentially on higher volumes, improving $376.3 59% mix and pricing actions AEROSPACE & DEFENSE +19% $91.7 14% • Aerospace and Defense and Medical end-use markets MEDICAL +9% (together, ~73% of net sales ex. surcharge) up on improving productivity at key work centers $26.6 4% TRANSPORTATION +1% • Energy sales increased with strong demand, particularly in power generation $36.5 6% ENERGY +31% • Strong bookings across end-use markets continue to drive large backlog $82.8 13% INDUSTRIAL & CONSUMER +7% © 2024 CRS Holdings, LLC. All rights reserved. *Excludes sales through Carpenter’s Distribution businesses. 6

4th QUARTER FISCAL YEAR 2024 FINANCIAL OVERVIEW Tim Lain | Senior Vice President and Chief Financial Officer

Income Statement Summary $ millions, except per share amounts SEQUENTIAL YEAR-OVER- Q4-24 Q3-24 Q4-23 CHANGE YEAR CHANGE Pounds (‘000) 56,782 50,208 61,428 6,574 (4,646) Net Sales 798.7 684.9 758.1 113.8 40.6 Net Sales ex. Surcharge Revenue* 635.8 553.8 560.0 82.0 75.8 Gross Profit 190.6 147.0 119.0 43.6 71.6 Selling, General and Administrative Expenses 65.4 57.0 56.1 8.4 9.3 Operating Income 108.3 75.9 62.9 32.4 45.4 Special Items included in Operating Income 16.9 14.1 — 2.8 16.9 Adjusted Operating Income ex. Special Items* 125.2 90.0 62.9 35.2 62.3 Adjusted Operating Margin ex. Surcharge Rev. and Special Items* 19.7% 16.3% 11.2% 3.4% 8.5% Effective Tax Rate ex. Special Items 17.0% 21.3% 21.0% (4.3%) (4.0%) Net Income 93.6 6.3 38.4 87.3 55.2 Diluted Earnings per Share $1.85 $0.12 $0.78 $1.73 $1.07 Adjusted Diluted Earnings per Share ex. Special Items* $1.82 $1.19 $0.78 $0.63 $1.04 © 2024 CRS Holdings, LLC. All rights reserved. *Detailed schedule included in Non-GAAP Schedules in Appendix. 8

SAO Segment Summary $ millions SEQUENTIAL YEAR-OVER-Q4-24 Q3-24 Q4-23 CHANGE YEAR CHANGE Pounds (‘000) 57,204 50,846 61,528 6,358 (4,324) Net Sales 715.8 608.5 667.0 107.3 48.8 Net Sales ex. Surcharge Revenue* 559.5 483.0 477.2 76.5 82.3 Operating Income 140.9 103.5 80.0 37.4 60.9 Adjusted Operating Margin ex. Surcharge Revenue* 25.2% 21.4% 16.8% 3.8% 8.4% Q4-24 Business Results Q1-25 Outlook • Record quarterly operating income and margin results • Demand conditions remain strong across end-use markets, especially Aerospace and Defense and Medical • Net sales excluding surcharge increased 16% sequentially on 13% higher volumes, driven by shipments in Aerospace and Defense and • Realize benefits of increasing productivity and optimize capacity for Medical end-use markets higher-value product mix • Operating margin expansion the result of increased productivity, • Manage preventive maintenance schedules to maximize shipments improving product mix and higher price realization • Q1-25 operating income expected to be in the range of $127 million to $133 million © 2024 CRS Holdings, LLC. All rights reserved. *Detailed schedule included in Non-GAAP Schedules in Appendix. 9

PEP Segment Summary $ millions SEQUENTIAL YEAR-OVER-Q4-24 Q3-24 Q4-23 CHANGE YEAR CHANGE Pounds (‘000)* 2,856 2,618 3,328 238 (472) Net Sales 111.2 102.4 118.7 8.8 (7.5) Net Sales ex. Surcharge Revenue** 102.3 94.6 107.6 7.7 (5.3) Operating Income 10.6 9.2 5.9 1.4 4.7 Adjusted Operating Margin ex. Surcharge Revenue** 10.4% 9.7% 5.5% 0.7% 4.9% Q4-24 Business Results Q1-25 Outlook • Net sales excluding surcharge increased 8% sequentially driven by • Continuing to drive actions to enhance productivity and throughput strong demand for Titanium business in Aerospace and Defense rates across manufacturing facilities to support strong demand for and Medical end-use markets titanium solutions • Operating income increased $1.4 million sequentially; improving profitability the result of increased productivity in Titanium • Q1-25 operating income expected to be approximately $10.6 business million, in line with Q4-24 *Pounds includes only Dynamet and Additive businesses. © 2024 CRS Holdings, LLC. All rights reserved. **Detailed schedule included in Non-GAAP Schedules in Appendix. 10

Adjusted Free Cash Flow Summary $ millions Q4-24 Q3-24 Q2-24 Q1-24 FY24 FY23 Net Income + Non-Cash Items 154.7 109.7 83.9 90.0 438.1 225.8 Inventory 59.0 1.8 (89.7) (67.8) (96.7) (140.3) Working Capital / Other (37.8) (28.0) 20.5 (10.2) (55.2) (70.8) Total Net Working Capital / Other 21.2 (26.2) (69.2) (78.0) (151.9) (211.1) Pension Plan Contributions (6.4) (0.1) (0.1) (4.6) (11.3) —Net Cash Provided from Operating Activities 169.5 83.4 14.6 7.4 274.9 14.7 Purchases of Property, Plant, Equipment and Software (27.7) (21.6) (25.3) (22.0) (96.6) (82.3) Proceeds from Disposals of Property, Plant and Equipment 0.6 0.1 — — 0.7 —Adjusted Free Cash Flow* 142.4 61.9 (10.7) (14.6) 179.0 (67.6) Cash 199.1 53.5 15.7 18.1 199.1 44.5 Available Borrowing Under Credit Facility 348.8 348.8 334.4 348.3 348.8 348.3 Total Liquidity 547.9 402.3 350.1 366.4 547.9 392.8 The clerical accuracy of certain amounts may be impacted due to rounding. © 2024 CRS Holdings, LLC. All rights reserved. *Detailed schedule included in Non-GAAP Schedules in Appendix. 11

FISCAL YEAR 2025 OUTLOOK AND CLOSING COMMENTS Tony Thene | President and Chief Executive Officer

Fiscal Year 2025 Outlook

FY25 Outlook: pulling forward FY27 goal 2 years with accelerated earnings growth

Adjusted Operating Income* ($M)



166%
~35%
133
354
460-500
Pulling forward FY27 Goal to FY25
FY23 Actual
FY24 Actual
FY25 Outlook
FY26 Goal
FY27 Goal

- Projecting $460 million to $500 million of operating income for FY25, pulling original FY27 goal in to FY25
- Achieved over 60% of growth in year one of original four-year goal
- Anticipate generating $250 million to $300 million in adjusted free cash flow in FY25; represents approximately 85% conversion rate

Q1 FY25 Outlook: continuing operating momentum with increasing productivity, improving mix and pricing actions

Adjusted Operating Income* ($M)



~70%
69
125
114-120
Q1FY24 Actual
Q4FY24 Actual
Q1FY25 Outlook

- Outlook exceeds operating income in first quarter of fiscal year 2024, our most profitable first quarter on record, by nearly 70%
- Increasing productivity across facilities, improving product mix and pricing actions drive increasing profitability

CARPENTER TECHNOLOGY © 2024 CRS Holdings, LLC. All rights reserved.

*Detailed schedule included in Non-GAAP Schedules in Appendix.

13

Balanced Approach to Capital Allocation Sustain current asset base to Balanced approach between investing for long-term growth and returning drive near-term targets capital to shareholders • Sustaining capital to support • Prioritize high value, high return growth projects in target assets and capabilities end-use markets, like Aerospace and Defense and Medical Invest for Growth • Enhance capabilities or enable near-term throughput • Executing debottlenecking improvements opportunities to improve productivity • Targeting $125 million in fiscal Return • Share repurchase program of up to $400 million to offset year 2025 capital expenditures dilution and deploy strategically Capital to Shareholders • Maintain dividend of ~$40 million per year © 2024 CRS Holdings, LLC. All rights reserved. 14

Record Performance and Outlook Exceeding Expectations

Exceeded guidance with record profits in Q4 and full fiscal year 2024

Adjusted Operating Income* ($M)



39%
90
125
Q3 FY24 Actual
Q4 FY24 Actual
166%
133
354
FY23 Actual
FY24 Actual

- Generated $142.4 million in adjusted free cash flow in Q4 FY24
- Achieved 25.2% adjusted operating margin* in SAO segment in Q4 FY24

Operating in strong demand environment for our products

Q4-24 NET SALES EX SURCHARGE VS. Q3-24	
AEROSPACE & DEFENSE	+19%
MEDICAL	+9%
TRANSPORTATION	+1%
ENERGY	+31%
INDUSTRIAL & CONSUMER	+7%

FY25 Outlook: pulling forward FY27 goal 2 years

Adjusted Operating Income* ($M)



166%
~35%
133
354
460-500
Pulling forward FY27 Goal to FY25
FY23 Actual
FY24 Actual
FY25 Outlook
FY26 Goal
FY27 Goal

- Projecting $114 million to $120 million in operating income in Q1 FY25
- Projecting $250 million to $300 million in adjusted free cash flow for FY25

CARPENTER TECHNOLOGY

© 2024 CRS Holdings, LLC. All rights reserved.

*Detailed schedule included in Non-GAAP Schedules in Appendix.

15

APPENDIX OF NON-GAAP SCHEDULES AND FY25 GUIDANCE

Non-GAAP Schedules

Adjusted Operating Margin ex. Surcharge Revenue and Special Items

$ millions	Q4-24	Q3-24	Q4-23	FY24	FY23
Net Sales	798.7	684.9	758.1	2,759.7	2,550.3
Less: Surcharge Revenue	162.9	131.1	198.1	592.0	702.3
Net Sales ex. Surcharge Revenue	635.8	553.8	560.0	2,167.7	1,848.0
Operating Income	108.3	75.9	62.9	323.1	133.1
Special Items:					
Goodwill impairment charge	—	14.1	—	14.1	—
Restructuring and asset impairment charges	16.9	—	—	16.9	—
Adjusted Operating Income ex. Special Items	125.2	90.0	62.9	354.1	133.1
Operating Margin	13.6%	11.1%	8.3%	11.7%	5.2%
Adjusted Operating Margin ex. Surcharge Revenue and Special Items	*19.7%*	*16.3%*	*11.2%*	*16.3%*	*7.2%*

Management believes that removing the impact of raw material surcharge from operating margin provides a more consistent basis for comparing results of operations from period to period, thereby permitting management to evaluate performance and investors to make decisions based on the ongoing operations of the Company. In addition, management believes that excluding the impact of special items from operating margin is helpful in analyzing the operating performance of the Company, as these items are not indicative of ongoing operating performance. Management uses its results excluding these amounts to evaluate its operating performance and to discuss its business with investment institutions, the Company's board of directors and others.

CARPENTER TECHNOLOGY © 2024 CRS Holdings, LLC. All rights reserved.

17

Non-GAAP Schedules Adjusted Segment Operating Margin ex. Surcharge Revenue SAO SAO SAO PEP PEP PEP $ millions Q4-24 Q3-24 Q4-23 Q4-24 Q3-24 Q4-23 Net Sales 715.8 608.5 667.0 111.2 102.4 118.7 Less: Surcharge Revenue 156.3 125.5 189.8 8.9 7.8 11.1 Net Sales ex. Surcharge Revenue 559.5 483.0 477.2 102.3 94.6 107.6 Operating Income 140.9 103.5 80.0 10.6 9.2 5.9 Operating Margin 19.7% 17.0% 12.0% 9.5% 9.0% 5.0% Adjusted Operating Margin ex. Surcharge Revenue 25.2% 21.4% 16.8% 10.4% 9.7% 5.5% Management believes that removing the impact of raw material surcharge from operating margin provides a more consistent basis for comparing results of operations from period to period, thereby permitting management to evaluate performance and investors to make decisions based on the ongoing operations of the Company. Management uses its results excluding these amounts to evaluate its operating performance and to discuss its business with investment institutions, the Company’s board of directors and others. © 2024 CRS Holdings, LLC. All rights reserved. 18

Non-GAAP Schedules Adjusted Diluted Earnings Per Share $ millions, except per share amounts Q4-24 Q3-24 Q4-23 FY24 FY23 Diluted Earnings per Share $1.85 $0.12 $0.78 $3.70 $1.14 Net Income 93.6 6.3 38.4 186.5 56.4 Special Items, net of tax: Goodwill impairment charge — 14.1 — 14.1 —Restructuring and asset impairment charges 16.8 — — 16.8 —Pension settlement charge — 39.5 — 39.5 —US tax benefit related to restructuring activities (18.4) — — (18.4) —Special Items, net of tax: (1.6) 53.6 — 52.0 —Net Income Excluding Special Items 92.0 59.9 38.4 238.5 56.4 Adjusted Diluted Earnings per Share Excluding Special Items $1.82 $1.19 $0.78 $4.74 $1.14 Management believes that earnings per share adjusted to exclude the impact of special items is helpful in analyzing the operating performance of the Company, as these items are not indicative of ongoing operating performance. Management uses its results excluding these amounts to evaluate its operating performance and to discuss its business with investment institutions, the Company’s board of directors and others. © 2024 CRS Holdings, LLC. All rights reserved. 19

Non-GAAP Schedules Adjusted Free Cash Flow $ millions Q4-24 Q3-24 Q2-24 Q1-24 FY24 FY23 Net Cash Provided from Operating Activities 169.5 83.4 14.6 7.4 274.9 14.7 Purchases of Property, Plant, Equipment and Software (27.7) (21.6) (25.3) (22.0) (96.6) (82.3) Proceeds from Disposals of Property, Plant and Equipment 0.6 0.1 — — 0.7 —Adjusted Free Cash Flow 142.4 61.9 (10.7) (14.6) 179.0 (67.6) Management believes that the adjusted free cash flow measure provides useful information to investors regarding the Company’s financial condition because it is a measure of cash generated, which management evaluates for alternative uses. The clerical accuracy of certain amounts may be impacted due to rounding. © 2024 CRS Holdings, LLC. All rights reserved. 20

Selected Fiscal Year 2025 Guidance FY25 $ in millions ESTIMATE Depreciation and Amortization 137 Capital Expenditures 125 Required Pension Contributions 26 Net Pension Expense 25* Interest Expense 50 Effective Tax Rate 21-23% *Anticipate $9 million of net pension expense will be included in operating income, with the balance reported below operating income in other (income) expense, net. © 2024 CRS Holdings, LLC. All rights reserved. 21

Your trusted partner in innovation. Carpenter Technology Corporation (NYSE: CRS) is a global leader in high-performance specialty alloy-based materials and process solutions for critical applications in the aerospace, defense, medical, transportation, energy, industrial and consumer electronics markets. For additional information, please contact info@cartech.com | 610 208 2000 www.carpentertechnology.com